LEASE OF AIRCRAFT

                    Paul S. Lindsey Limited Liability Company, a
          Delaware limited liability company (hereinafter called "Lessor") enters into the following lease with Empire Gas Corporation, a Missouri corporation (hereinafter called "Lessee").

               1. Lease of Airplane, Term, Rental. Lessor leases to Lessee, subject to the terms and conditions, and for the consideration herein set out, the following described airplane 1983 Dassault Model 10 S/N 187 FAA N 81 TJ (Serial No.), complete with the manufacturer's specified equipment and the following optional equipment: (see attached) for a term of 120 months, commencing on the date of the delivery of the airplane to Lessee. In consideration for the lease of said airplane, Lessee shall pay to Lessor in 36 monthly installments of $23,581.73 per month, with a final monthly installment of remaining principal rental balance rental balance plus interest. The parties shall have the option to renew the lease for an additional 36 month period. ALl payments shall be due and payable at the office of the Lessor on the 1st day of the month, beginning June 1, 1996. A payment default shall occur if any monthly payment is not received by lessor on the first day of each month.

               2. Security Deposit. Lessee has this day delivered to Lessor the sum of $200,000 as an initial security deposit to be held by the Lessor as security for the faithful performance of all terms, conditions and agreements of this lease. Lessee acknowledges that Lessor may require an additional $80,000 security deposit during the term of the lease and, if Lessor so requests, Lessee shall pay said security deposit to Lessor upon requests. Said sum, if not applied toward payment of back rent or toward payment of damages suffered by Lessor by reason of any breach hereunder by Lessee, may at Lessor's option, be applied to the final payment due under this lease, or will be returned to Lessee upon the Lessee's full and complete compliance with all terms, conditions and agreements of this lease. In the event of any retaking or repossession of said airplane by Lessor due to Lessee's default hereunder, Lessor may apply the said security upon all damages suffered as a result of said default, and may retain said security to apply on such damages as may be suffered or which accrue thereafter by reason of said default and breach.

               3. Location of Airplane. The Lessee and lessor agree that the said airplane shall be permanently based at Floyd Jones Airport, in Lebanon, MO 65536. The Lessee shall not make any change in such permanent base without first notifying the Lessor in writing of said change and receiving the Lessor's approval.

               4. Default. In the event that Lessee defaults in any of the provisions or in any of the terms, conditions and covenants to be performed hereunder upon the part of the Lessee, or in the event that Lessee should be the subject of any bankruptcy proceeding or become insolvent, or make an assignment for the benefit of creditors, or consent to the appointment of a receiver or trustee, or if a trustee or receiver is appointed for the Lessee without his consent, or if bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings are instituted by or against the Lessee, then in such event, Lessor, at its option, may declare this lease as terminated and take immediate possession of the airplane or declare that Lessee has exercised its option to purchase the airplane. Lessee hereby waives all rights under all exemption laws.

               5. Right of Repossession. In the event Lessee defaults under this lease, Lessor may take immediate possession of the airplane without the necessity of legal action to recover possession of same, and Lessor is hereby authorized to enter upon the premises where said aircraft may be found without liability for trespassing for so entering, and Lessee shall be liable to Lessor for the payment due upon termination as herein set out as liquidated damages and not as a penalty.

               6. Condition of Airplane, Title, Control. Lessee acknowledges receipt of the said airplane in good, safe and serviceable condition, and that it is fit for use. It is understood and agreed between the parties that title to the airplane remains with the Lessor, but that the Lessor shall have no control over the operation of the airplane; however, nothing stated herein shall authorize the Lessee or any other person to operate the airplane or to incur any liability or obligation on behalf of the Lessor. Lessor warrants that it is the absolute owner of the said airplane and that it has the full right to lease the airplane to the Lessee.

               7. Return of Airplane. Lessee agrees that upon the termination of this Lease, Lessee will return said airplane to Lessor in the same and as good a condition as when received by Lessee, normal wear and tear excepted. In the event the Lessee does not return the airplane in such condition, the Lessor may make any repairs necessary to restore the airplane to such condition, and the Lessee agrees to reimburse the Lessor for any expense involved for said restoration.

               8. License Fees, Taxes. Lessee agrees to pay when due, all license fees and other fees and assessments necessary for the securing of licenses, certificates of title and other similar permits for the operation of said airplane, such certificates showing title in the Lessor, and further agrees to pay when due, all taxes now or hereafter imposed by any state, federal or local government upon said airplane, or upon the leasing, use or operation thereof whether assessed to Lessor or Lessee. Upon the payment of fees, assessments and taxes, Lessee will immediately deliver the receipt for such payment to Lessor.

               9. Insurance. Lessee assigns and shall secure and maintain in effect throughout the lease term such insurance policies covering said airplane as follows:

                    Full Hull Coverage, including all risk, both in flight and not in flight in an amount not less than $1,950,000. In the event that repairs are made for damage, Lessee agrees to pay the deductible amount as provided in the policy.

                    Liability Insurance will be obtained by the Lessee and written in the name of the Lessee, the Lessor and the Members of the Lessor. Copies of all insurance policies or certificates are attached to each copy of the lease or will be provided upon request.

               10. Loss of or Damage to Airplane. In the event of any loss or damage to the airplane, the Lessee shall immediately report said loss or damage to the Lessor, the insurance company and to any and all applicable governmental agencies, both federal and state, and shall furnish such information and execute such documents as may be required and necessary to collect the proceeds from any insurance policies. In this event, the rights, liabilities and obligations of the parties hereto shall be as follows:

                    (a) In the event that the airplane is lost or is damaged beyond repair, the proceeds of said insurance policy or policies shall be payable to Lessor. If the proceeds of insurance are not sufficient to cover the loss or damage to the airplane, except by reason of the Lessee's failure to procure the amount of insurance specified above, any difference between the proceeds of insurance and the sum remaining to be paid under this lease, shall be the responsibility of the Lessee, and Lessee shall pay said difference to the Lessor. Then and in that event this lease shall terminate.

                    (b) In the event that the airplane is partially damaged, then this lease shall remain in full force and effect. The Lessee shall, at its cost and expense, fully repair the airplane in order that the airplane shall be placed in as good as the same condition as it was in prior to the damage. Upon the damage being repaired and the airplane being in the same condition as prior to the damage, the Lessor shall reimburse Lessee out of any proceeds of insurance covering such damage received Lessor, this payment to be contingent upon the Lessee furnishing to Lessor the necessary information and documents required for the recovery of said insurance proceeds. The payment of this amount is further contingent upon the approval by the Lessor of the repairs made by the Lessee, including the cost thereof, and the airplane placed as nearly as possible in the same condition as before said damage occurred. Any and all risk of loss or damage shall be borne by the Lessee.

               11. Restrictions on Use. During the term of this lease, the Lessee shall have complete use of the airplane; however, such use shall be restricted to the ordinary purposes of Lessee's business and pleasure. Lessee will not use, operate, maintain or store the airplane improperly, carelessly or in violation of this lease, or of any applicable law or regulation, federal or state, or any instructions furnished therefor by the Lessor. Lessor shall not operate said airplane for hire. Lessee shall not operate said airplane beyond the geographical limits as defined in the attached insurance policies; nor use the airplane for any purpose other than that stipulated in the insurance policies, unless it first notifies the Lessor in time for the Lessor to approve of said operation and obtain proper insurance coverage for the intended trip. The cost of any additional insurance shall be borne by Lessee.

               12. Maintenance, Repairs, Inspection. Lessee agrees at all times to keep the airplane in a fully operative condition and completely airworthy; and further to keep said airplane in mechanical condition adequate to comply with regulations as set forth by the Department of Transportation and the Federal Aviation Administration and any other regulations as set forth by any federal, state or local governing body, domestic or foreign, having power to regulate or supervise the airplane or the Lessee's maintenance, use or operation of said airplane. Lessee agrees that it will make no structural modifications on said airplane without first having been granted written permission to do so by the Lessor. The Lessor or its agent shall have the right at any reasonable times to fully inspect the said airplane and any parts thereof to determine their condition and to further determine whether or not the Lessee is performing according to the covenants and conditions herein contained relative to the proper care and maintenance of said airplane. The parties agree and understand that the manufacturer's warranty is fully applicable to this airplane and that the dealer who will supply any warranty labor under the terms of said warranty is Tyler Jet, Tyler Texas.

               13. Operation of Airplane. The Lessee agrees that the subject airplane will at all times during the term of this lease be operated by safe, careful and duly qualified pilots employed and paid or contracted for by the Lessee. The Lessee further agrees that the Lessor may demand the removal of any pilot operating the said airplane provided said demand is based upon sufficient cause. Lessee warrants that each of the pilots who will pilot said airplane shall be a duly qualified pilot whose license is in good standing and who meets the requirements established and specified by the insurance policies attached to and made a part of this lease. Lessee further agrees that the pilots operating said airplane must meet the minimum requirements established by the insurance carrier chosen by Lessee and approved by Lessor.

               14. Indemnity of Lessor. The Lessee agrees, as part consideration of this lease, to forever unconditionally indemnify and save harmless the Lessor and its members, agents, representatives, managers, employees, successors and assigns, from and against any and all loss, damage, injury or death claims, demands and liability of every nature at any time and from time to time (including, without limitation, claims involving strict or absolute liability in tort), including all costs and reasonable attorneys' fees, arising directly or indirectly from or in connection with the possession, maintenance, use or operation of the subject airplane. The Lessee further unconditionally agrees to hold Lessor and its successors and assigns harmless from any and all liability arising at any time and from time to time from Lessee's loss of use of said airplane.

               15. Indemnity of Members of Lessor. The Lessee agrees, as part consideration of this lease, to forever unconditionally indemnify and save harmless the Members of Lessor and their agents, representatives, employees, successors and assigns, from and against any and all loss, damage, injury or death claims, demands and liability of every nature at any time and from time to time (including, without limitation, claims involving strict or absolute liability in tort), including all costs and reasonable attorney's fees, arising directly or indirectly from or in connection with the possession, maintenance, use or operation of the subject airplane. The Lessee further unconditionally agrees to hold the Members of Lessor and their agents, representatives, employees, successors and assigns harmless from any liability arising from Lessee's loss of use of said airplane.

               16. Assignment by Lessee. Lessee agrees not to assign this lease or any interest therein without the prior written consent of Lessor, or to sublet said airplane or to part with the possession of same, either by voluntary act, operation of law or otherwise. In the event that the Lessee sublets or attempts to sublet same, or voluntarily or involuntarily parts with possession of same, or attempts to move said airplane from the airport where it is required to be kept, except while being in the ordinary business of Lessee or for its pleasure, or in any manner violates any of the terms hereof, then in either or any of these events this lease shall at the option of the Lessor immediately terminate and Lessor shall be entitled to immediate possession of said airplane. Lessee agrees to pay all attorneys' fees, collection charges or other expenses, occasioned by Lessee's failure to abide by any of the provisions hereof.

               17. Assignment by Lessor. It is understood by the parties hereto that the Lessor may assign this lease and said airplane, and that such assignee may also assign the same. All rights of Lessor hereunder shall be succeeded to by the assignee under any such assignment, and said assignee's title to this lease, to the rental herein provided for and to the said airplane shall be free from all defenses, setoffs or counterclaims which Lessee may be entitled to assess against Lessor; it being understood and agreed that any such assignee does not assume any obligations of the Lessor herein named, and that Lessee may separately claim against Lessor as to any matters which Lessee may be entitled to assert against the Lessor.

               18. Entire Agreement, Severability, Successors. Lessee and Lessor hereby agree that no representation, statement or agreement other than those set forth herein shall be binding upon either of the parties hereto unless specified in writing, signed by each and purporting to be an express modification of this lease. Should any provisions of this lease be held invalid, such provisions shall be deemed to be eliminated insofar as it is declared invalid and the balance of the lease shall in no wise be affected thereby. Subject to the terms hereof, the covenants and conditions of this lease shall inure to the benefits of and be binding upon the heirs, executors, administrators, personal representatives, trustees, successors or assigns of the parties hereto.

               19. Controlling Law and Jurisdiction. The validity, interpretation and performance of this lease shall be subject to and construed under the laws of Missouri, without regard to principles of conflicts of law.

               20. Waiver of Conflict of Interest. Paul S. Lindsey, Limited Company and Empire Gas Corporation have both been represented in the drafting of this lease by the law firm of Watson & Marshall L.C. Paul S. Lindsey, Limited Company and Empire Gas Corporation each hereby agree to the dual representation of them by Watson & Marshall L.C. and each of them waives any present or future claim of conflict of interest.


               IN WITNESS WHEREOF, the parties hereto have placed their hands and seals on this 1st day of June, 1996.

                                 Empire Gas Corporation, a Missouri corporation [SEAL]

                                 By:/s/ Paul S. Lindsey, Jr.
                                    ____________________________
                                    Paul S. Lindsey, President

          ATTEST:

          /s/ Valeria Schall
          ____________________
          Secretary

                                 Paul S. Lindsey Limited Liability Company, a Delaware Limited Liability Company

                                 /s/ Valeria Schall
                                 __________________________________________
                                 Valeria Schall, Manager

    _________________________________________________________________________
      YEAR       MANUFACTURER OF     MODEL NO.       SERIAL NO.
      MFG.           AIRCRAFT
    _________________________________________________________________________

      1983          Dassault             10              187
    _________________________________________________________________________

     MFG. OF       ENGINE MODEL     ENGINE SERIAL       FAA        HOME
    ENGINE(S)        NO.(S)            NO.(s)           NO.       AIRPORT
    _________________________________________________________________________

     Garrett       TFE-731-2-1C    P73353C & P73342C    N81TJ
    _________________________________________________________________________

      DESCRIBE EXTRA EQUIPMENT:  Collins APS-80 Autopilot; Dual
      Collins FDS-85 Flight Directors; Dual Collins VHF-20 Cons; Dual
      Collins VIR-30 AGH Navs; Collins ADF-60A ADF; Dual Collins TDR-
      90 Transponders; Dual RMIs; ALT-50 Radar Altimeter; Sperry
      Primus 400 Color Radar; Global GNS-500 V VLF; GA-100 CVR Dual
      Sperry C-14 Compass Systems; Flitefone IV.
    _________________________________________________________________________